SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 22, 1998
                                                 ---------------------------


                               SANDISK CORPORATION
               (Exact name of registrant as specified in charter)



         Delaware                 0-26734               77-0191793
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)       Identification No.)



140 Caspian Court, Sunnyvale, California                      94089
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code       (408) 542-0500
                                                    ------------------------


                                      None
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

                  On October 22, 1998, the Board of Directors of SanDisk Corporation (the "Company") amended its Rights Agreement, dated April 18, 1997, by and between the Company and Harris Trust & Savings Bank (the "Agreement"), to delete "continuing director" provisions throughout the Agreement.

                  The First Amendment to the Rights Agreement, dated as of October 22, 1998, between the Company and the Rights Agent, eliminating "continuing director" provisions, is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the "continuing director" provisions is qualified in its entirety by reference to such exhibit.

Item 7.   Exhibits.

Exhibit
Number      Document Description
-------     --------------------------------------------------------------------

  4 The First Amendment to the Rights Agreement, dated as of October22, 1998, by and between the Company and Harris Trust and Savings Bank.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SANDISK CORPORATION



DATE:  January 5, 1999               By: /s/ Cindy Burgdorf
                                        ----------------------
                                     Name: Cindy Burgdorf
                                     Title: Sr. VP Finance and Administration
                                            and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number      Document Description
-------     --------------------------------------------------------------------

  4 The First Amendment to the Rights Agreement, dated as of October22, 1998, by and between the Company and Harris Trust and Savings Bank.